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NORTHERN CALIFORNIA BANCORP, INC.
601 MUNRAS AVE, MONTEREY, CALIFORNIA 93940
(831) 649-4600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 13, 2002
5:00 P.M.

        NOTICE IS HEREBY GIVEN that, pursuant to the Bylaws of Northern California Bancorp, Inc. (the "Company") and the call of its Board of Directors, the 2002 Annual Meeting of Shareholders (the "Meeting") of Northern California Bancorp, Inc. will be held at the Company's office located at 601 Munras Avenue, Monterey, California 93940, on Thursday, June 13, 2002 at 5:00 p.m., for the purpose of considering and voting upon the following matters:

1.
Election of Directors. Electing the following five nominees to serve as directors of the Company until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified:
Charles T. Chrietzberg, Jr.	Carla S. Hudson
Sandra G. Chrietzberg	John M. Lotz
Peter J. Coniglio
2.
Other Business. Transacting such other business as may properly be brought before the Meeting and any adjournment or adjournments thereof.

        Shareholders of record at the close of business on May 13, 2002 are entitled to notice of, and the right to vote at, the Meeting.

        YOU ARE REQUESTED TO DATE, EXECUTE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED, EITHER BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON, OR BY FILING WITH THE SECRETARY OF THE COMPANY PRIOR TO THE MEETING, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.

        PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE MAY ARRANGE FOR ADEQUATE ACCOMMODATIONS.

Dated: May 20, 2002
Monterey, California

BY ORDER OF THE BOARD OF DIRECTORS
/s/ DORINA A. CHAN Dorina A. Chan Corporate Secretary

ANNUAL REPORT ON FORM 10-KSB

        THE COMPANY'S ANNUAL REPORT ON FROM 10-KSB IS ENCLOSED HEREWITH. ADDITIONAL COPIES OF SUCH REPORT ARE AVAILABLE UPON REQUEST TO MS. DORINA A. CHAN, SECRETARY, NORTHERN CALIFORNIA BANCORP, INC, 601 MUNRAS AVENUE, MONTEREY, CALIFORNIA 93940, TELEPHONE (831) 649-4600.

NORTHERN CALIFORNIA BANCORP, INC
601 Munras Avenue
Monterey, California 93940

PROXY STATEMENT
2002 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 13, 2002
5:00 P.M.

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the 2002 Annual Meeting of Shareholders (the "Meeting") of Northern California Bancorp Inc. (the "Company") to be held at the Company's office located at 601 Munras Avenue, Monterey, California, 93940 on Thursday June 13, 2002 at 5:00 p.m., and at any and all adjournments thereof. Management anticipates that this Proxy Statement and the accompanying proxy (the "Proxy") will be mailed to shareholders on or about May 20, 2002.

        The Matters to be considered and voted upon at the Meeting will be:

  1.
  Election of Directors. Electing the following five nominees to serve as directors of the Company until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified:
Charles T. Chrietzberg, Jr.	Carla S. Hudson
Sandra G. Chrietzberg	John M. Lotz
Peter J. Coniglio
  2.
  Other Business. Transacting such other business as may properly be brought before the Meeting and any adjournment or adjournments thereof.

Revocability of Proxies

        A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers a Proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the Proxy will be revoked if the person executing the Proxy is present at the Meeting and advises the Chairman of the Meeting of his or her election to vote in person. Subject to such revocation, shares represented by a properly executed Proxy received prior to the Meeting will be voted in accordance with the shareholder's specifications, as noted on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED ON THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

Persons Making the Solicitation

        The Company's Board of Directors is soliciting the enclosed Proxy. The principal solicitation of Proxies is being made by mail, although additional solicitations may be made by telephone or personal visits by directors, officers and employees of the Company and the Company's wholly-owned subsidiary, Monterey County Bank (the "Bank") without receiving any special compensation therefore. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

VOTING SECURITIES

Outstanding Shares and Record Date

        Shareholders of record as of the close of business on May 13, 2002 (the "Record Date") will be entitled to notice of and to vote at the Meeting. As of the Record Date, the Company had 1,343,538 shares of common stock, no par value (the "Common Stock"), issued and outstanding.

Voting Rights

        Each shareholder of record of Common Stock is entitled to one vote, in person or by proxy, for each share held on all matters to come before the Meeting, except that in connection with the election of directors, the shares may be voted cumulatively if a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of his or her intention to vote cumulatively. If any shareholder has given such notice, then all shareholders entitled to vote for the election of directors may cumulate their votes. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the Record Date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or they may be distributed on the same principle among as many nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Company's Board of Directors.

        A majority of the outstanding shares, represented in person or by Proxy, is required for a quorum. Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are, however, counted towards a quorum.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        Except as set forth below, Management of the Company does not know of any person who owns beneficially or of record more than 5% of the Company's outstanding Common Stock. The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company's outstanding Common Stock by the over 5% shareholder, by the Company's directors, and by all directors and executive officers(1) as a group. All of the persons are directors of the Company except for the David S. Lewis Trust, 30500 Aurora del Mar, Carmel, California 93923. Management is not aware of any changes in control of the Company which has occurred since January 1, 2001, or of any arrangement which may, at a subsequent date, result in a change in control of the Company, except as disclosed in Footnote 2 of the table below.

        Attention should be given to the footnote references set forth in the column entitled "Amount and Nature of Beneficial Ownership." In addition, shares of Common Stock issuable pursuant to options which may be exercised within 60 days of the Record Date are deemed to be issued and outstanding ("vested") for the purpose of calculating the percentage ownership for such individuals, but not the percentage ownership of any other individuals. Unless otherwise stated, voting and investment powers are shared with the spouse of the respective shareholder under California community property laws.

Name and Title (Other Than Director)	Amount and Nature of Beneficial Ownership		Percent of Class Beneficially Owned
Charles T. Chrietzberg, Jr. Chairman of the Board and Chief Executive Officer	612,675	(2)(3)(4)	43.03%
Sandra G. Chrietzberg	612,675	(3)(4)	43.03%
Peter J. Coniglio	68,506	(5)(6)	4.96%
Carla S. Hudson	31,726	(7)	2.31%
John M. Lotz	5,000	(8)	.37%
All Directors and Executive Officers as a Group (9 in number)	784,966	(9)	51.77%
David S. Lewis Trust Principal Shareholder	139,876	(5)	10.40%

(1)
As used throughout this Proxy Statement, the term "Executive Officer" which the Chairman of the Board, Chief Executive Officer and President, the Executive Vice President, Chief Financial Officer and Chief Operating Officer. The Company's Secretary is not considered an executive officer.

(2)
Includes 78,703 shares subject to Mr. Chrietzberg's vested employee stock options. 316,000 shares of the Common Stock owned by Mr. Chrietzberg are pledged to secure a loan from an unaffiliated bank. Should Mr. Chrietzberg default under such credit, the shares could be acquired by the lender, or sold pursuant to applicable terms of the Uniform Commercial Code, in a transaction that could result in a change of control of the Company. Such transaction may require approval under applicable provisions of Federal and California change in bank control laws.

(3)
Includes an aggregate of 16,742 shares held beneficially by Mr. Chrietzberg and Mrs. Chrietzberg in Individual Retirement Accounts, where voting power is also shared with the custodian of the account. Mr. and Mrs. Chrietzberg's business address is 601 Munras Avenue, Monterey, California 93940.

(4)
Includes shares of spouse pursuant to California's community property laws. These shares are included in determining the beneficial ownership of each of these individuals but only once for the category "All Directors and Executive Officers as a Group."

(5)
Shares are held with sole voting power.

(6)
Includes 36,702 shares subject to Mr. Coniglio's vested stock options. Of the remaining shares, 24,119 are held in a family trust controlled by Mr. Coniglio, as to which he has sole voting and investment power, and 7,685 shares are held by Hudson, Martin, Ferrante & Street, a partnership of which Mr. Coniglio is the managing partner, with voting and investment power.

(7)
Includes 25,721 shares subject to Ms. Hudson's vested stock options. The remaining shares are held jointly with family members, except for 1,464 shares held in a corporate pension plan, as to which Ms. Hudson has voting and investment power.

(8)
Represents 5,000 shares subject to Mr. Lotz's vested stock options.

(9)
Includes 67,059 shares held by an executive officer who is not also a director, 25,791 shares of which are subject to vested stock options.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Articles of Incorporation and Bylaws of the Company provide that the number of directors of the Company may be not less than five nor more than nine, with the exact number to be fixed from time to time by a resolution duly adopted by the Board of Directors or the Company's shareholders. The number of directors is presently fixed at five.

        The persons named below, all of whom are currently members of the Board of Directors, have been nominated for election as directors to serve until the 2003 Annual Meeting and until their successors are duly elected and have qualified. Votes will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the Proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve.

        None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company, acting within their capacities as such. Except for Directors Charles T. Chrietzberg, Jr. and Sandra G. Chrietzberg, who are married, there are no family relationships between the directors and executive officers of the Company. Each of the directors serves in similar capacities on the Board of Directors of the Bank. None of the directors or executive officers of the Company serve as directors of any other company which has a class of securities registered under, or which are subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any investment company registered under the Investment Company Act of 1940, as amended.

Nominees

        The following table provides information as of the Record Date with respect to each person nominated to be elected to the Board of Directors of the Company. The column entitled "Year First Appointed or Elected Director" refers to the year first appointed or elected as a director of the Company or its predecessor, the Bank. Reference is made to the section entitled "SECURITY

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for information pertaining to beneficial stock ownership of the nominees.

Name of Director	Age	Business Experience During the Past 5 Years	Year First Appointed or Elected Director
Charles T. Chrietzberg, Jr.	60	Chairman and Chief Executive Officer, Northern California Bancorp, Inc.	1985
Sandra G. Chrietzberg	58	Investor; formerly President and CEO, Queen of Chardonnay, Inc., d/b/a La Reina Winery (1984-1993)	1988
Peter J. Coniglio	72	Attorney; Partner, Hudson Martin, Ferrante & Street, Monterey, California	1976
Carla S. Hudson, CPA	48	Certified Public Accountant; Partner, Huey & Hudson CPAs, Monterey, California	1994
John M. Lotz	60	Chairman, Chief Executive Officer and President, The Monterey Bay Aviation Institute, Inc., d/b/a DelMonte Aviation; President and Chief Executive Officer, Couroc of Monterey (1996-2001)	1992

Executive Officers

        The following table sets forth the name and certain information as of the Record Date concerning the other executive officer of the Company. Mr. Chrietzberg, who is also a director is included in the table above:

Name and Title	Age	Business Experience During the Past 5 Years	Year First Appointed to Office
Bruce N. Warner, Executive Vice President, Chief Financial Officer and Chief Operating Officer	54	Executive Vice President, Chief Financial Officer and Chief Operating Officer, Northern California Bancorp, Inc.	1993

Board of Directors and Committees; Director Attendance

        During 2001, the Board of Directors of the Company held 10 regularly scheduled meetings and 18 special meetings. Each director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of committees of the Board of Directors on which the director served.

        In addition to meeting as a group, certain members of the Board of Directors also devote their time and talents to certain various standing committees. The Company did not maintain separate loan or nominating committees in 2001. In 2001, the Company maintained the following committees:

        The Audit Committee reviews and conducts (through outside consultants) an independent audit of policies and procedures of the Company, and is responsible for interfacing with the Company's independent auditors. The Audit Committee, consisting of directors Coniglio, Hudson and Lotz, met 5 times in 2001.

        The Compensation Committee reviews and approves compensation for officers of the Company and the Bank and administers the Company's stock option plan. The Compensation Committee, consisting of directors Coniglio, Hudson and Lotz, did not meet in 2001.

        THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE "AUTHORITY GIVEN" FOR THE PROPOSAL TO ELECT THE FIVE NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE 2003 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND HAVE QUALIFIED.

COMPENSATION AND OTHER TRANSACTIONS

Summary Compensation

        The following information sets forth the compensation for services in all capacities to the Company and the Bank for the executive officers whose salaries and bonuses exceeded $100,000 during 2001 for the periods indicated. All compensation was paid by the Bank. There were no restricted stock awards, awards of stock appreciation rights or long-term incentive plan payments during any of the periods presented.

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position		Salary	Bonus	Other Annual Compensation		Securities Underlying Stock Options	All Other Compen- sation
Charles T. Chrietzberg, Jr. Chairman and Chief Executive Officer	2001 2000 1999	$181,296 $187,713 $156,769	$160,000 $160,000 $160,000	$3,420 $2,670 $3,578	(1) (1) (1)	0 10,000 0	$572 $11,541 $13,109	(2) (2) (2)
Kenneth M. Sheffer President	2001	$93,316	$8,541	$11,795	(3)(4)	0	0
Bruce N. Warner Senior Vice President Chief Financial Officer Chief Operating Officer	2001 2000 1999	$90,773 $86,461 $78,765	$23,400 $49,317 $25,888	0 0 0		0 7,000 0	0 0 0

(1)
Represents value of a Bank furnished automobile.

(2)
Represents the expense accrued in the Company's salary continuation plan as more fully described in the caption entitled "Salary Continuation Agreement" of this Section.

(3)
Represents an automobile allowance of $4,683 paid from date of employment, March 21, 2001, through December 31, 2001 and a housing allowance of $7,112 paid from March 21, 2001 through November 30, 2001.

(4)
Mr. Sheffer resigned his position on February 4, 2002.

        The Bank also furnishes standard and customary life and health insurance benefits. The value of these benefits was less than the lesser of $50,000 or ten percent of the cash compensation shown above for the respective persons and is not included in the above table.

        The Company's 1998 Stock Option Plan, as amended, (the "1998 Plan") provides for the grant of options for the issuance of up to 477,025 shares of the Company's Common Stock. As of the Record Date, options covering 376,408 shares have been granted and options covering 140,740 shares have been exercised, leaving options for 100,617 shares available for future grant.

        For the year ended December 31, 2001, there were no options granted under the 1998 Plan. The following table sets forth certain information regarding stock options outstanding for Messrs. Chrietzberg and Warner:

Name	Number of Shares Acquired Upon Exercise	Value Received ($)	Number of Unexercised Options at December 31, 2001		Value of Unexercised In the Money Options at December 31, 2001(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Charles T. Chrietzberg, Jr.	None	None	48,703	None	$38,109	None
Bruce N. Warner	None	None	30,432	None	$27,796	None

(1)
The value of unexercised options was calculated based on a trade in the stock of the Company at $3.00 on December 12, 2001, the trade closest to the 2001 fiscal year end. Trading in the stock of the Company is infrequent, and may not be an accurate indicator of the true value of shares of stock in the Company.

Employment Agreements

        The Board of Directors authorized the Bank to enter into a three-year employment contract with Mr. Chrietzberg, effective January 1, 2000. The contract provides for a base salary of $180,000 per year, a Bank furnished automobile or automobile allowance and a bonus, based upon a predetermined formula, which is not to exceed $160,000 annually. Under the terms of the contract, if Mr. Chrietzberg is terminated other than for cause (as defined in the contract), he is entitled to severance compensation amounting to his monthly salary, plus a prorated portion of his incentive bonus for the greater of 24 months or the remaining term of his contract. However, if the termination follows within 12 months after a change in control transaction (as defined in the contract), Mr. Chrietzberg is entitled to such severance compensation for the greater of 24 months or the remainder of the term of the contract. Mr. Chrietzberg,s employment contract expires on December 31, 2002.

Salary Continuation Agreement

        In December, 1993, the Board of Directors approved a Salary Continuation Agreement (the "SCA") for the benefit of Mr. Chrietzberg that provided for payments of $75,000 per year for 15 years if he remains with the Bank until retirement, commencing at age 65. The SCA also provided for lesser payments in the event of early retirement. In August, 1999, the Bank amended the SCA to provide for one-half of the original benefit amounts, and adopted a Surviving Income Agreement which provided benefits, upon the death of the Mr. Chrietzberg, to his beneficiary in a lump-sum payment equal to the present value of his retirement benefit.

        In August, 2001, the Board of Directors amended the SCA and terminated the Surviving Income Agreements. The SCA, as amended, provides for payments of $90,000 per year to Mr. Chrietzberg's for life. The Bank's obligations under the Salary Continuation Agreement are not secured and there are no specific assets set aside by the Bank in connection with the establishment of the SCA. In order to fund benefits payable by the Bank under the SCA, the Bank purchased single-premium life insurance policies, paying an aggregate of $1,814,521.

        The SCA, as amended, contains a split-dollar life insurance feature which provides death benefits to Mr. Chrietzberg's beneficiary should Mr. Chrietzberg die before his 65th birthday. Under the split-dollar arrangement, Mr. Crietzberg's beneficiary shall be entitled to receive an amount equal to $2,940,000 or the net at risk insurance portion of the proceeds, whichever amount is less. The net at risk insurance portion is the total proceeds of the life insurance policy, less the policy's cash surrender value. Should Mr. Chrietzberg die on or subsequent to his 65th birthday, his beneficiary shall be entitled to an amount equal to $1,000,000, plus the present value of the remaining retirement benefits under the SCA due to Mr. Chrietzberg or the net at risk insurance portion of the proceeds, whichever is less. The Bank shall be entitled to the remainder of such proceeds of the life insurance policy.

        The accounting rules concerning deferred compensation plans, including any salary continuation plans, require that the Bank accrue sufficient expense so that the present value of the benefits to be paid to the covered executive at retirement is reflected as a liability on the Bank's books at the time of retirement. The salary continuation expenses accrued in 2001 was $572. Management believes this expense is partially offset by the higher earnings on the insurance premium investment, which are non-taxable, if certain conditions are met, than taxable investments made in the ordinary course of business.

Compensation of Directors

        In 2001, each director received a standard fee of $500 per regular board meeting of the Bank attended and $150 for each committee meeting of the Bank attended. Directors are not compensated for attendance at Company meetings.

        Additionally, each director received an annual payment based on the following length of service schedule.

Length of Service	Compensation
Less than Five Years	$ 500.00
Five to Ten Years	1,000.00
Ten to Twenty Years	1,500.00
Over Twenty Years	2,000.00

Other Compensation Plans

        In 1995, the Company established an Employee Stock Ownership Plan (the "ESOP") to invest in the Company's common stock for the benefit of eligible employees. As of the Record Date, the Company has not made any contributions to the Trust established for the ESOP.

        The Bank maintains a salary reduction plan established pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "401(k) Plan"). Employees who have completed four months of service with the Bank are eligible to participate in the 401(k) Plan. Participating employees may defer up to a maximum of $10,500 ($11,000 for 2002), with the Bank making a matching contribution based upon a percentage of each employee's deferral. In 2001, the Bank matched 100% of each employee's contribution up to a maximum of 6% of the employee's compensation and amounted to $52,510.

Certain Transactions

        During 2001 there were no, and as of the date of this Proxy Statement there are no existing or proposed, material transactions between the Company and any of its executive officers, directors, or beneficial owners of 5% or more of the Common Stock, or the immediate family or associates of any of the foregoing persons, except as indicated below.

        Some of the directors and executive officers of the Company, as well as the companies with which such directors and executive officers are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of Management, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Although the Bank does not have any limits on the aggregate amount it would be willing to lend to directors and officers as a group, loans to individual directors and officers must comply with its internal lending policies and statutory lending limits.

Audit Committee Report

        The Audit Committee is composed of three outside directors who are independent as that term is defined in Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers. The Audit Committee is responsible for the Company's internal controls, financial reporting process, compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

        In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and with the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        The Committee discussed with the independent auditors their independence from Management and the Company, and received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Discussions with Audit Committees. Moreover, the Audit Committee considered whether the independent auditor's provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

        In reliance on the reviews and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of information contained in the audited financial statements.

        Respectfully Submitted
Northern California Bancorp, Inc. Audit Committee

Carla S. Hudson, Chair
Peter J. Coniglio
John M. Lotz

Dated: May 13, 2002
Monterey, California

ACCOUNTANTS

        The firm of Hutchinson & Bloodgood LLP ("H&B") served as the Company's and the Bank's independent public accountants during 2001, and it is anticipated that H&B will be retained in the same capacity in 2002. A representative of H&B is expected at the Meeting to answer appropriate questions from shareholders in attendance.

Audit Fees

        The total fees billed for professional services rendered by H&B for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 were $44,500.

Financial Information Systems Design and Implementation Fees

        No fees billed in 2001.

All Other Fees

        Total fees billed for other services included $7,500 for the review of the financial statements included in the Company's quarterly reports on Form 10-QSB and $2,650 for tax services for the fiscal year ended December 31, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers, directors, and persons who own more than 10% of the Common Stock to file reports of stock ownership and changes in stock ownership with the Securities and Exchange Commission (the "SEC"). The executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all reports they file pursuant to Exchange Act Section 16(a).

        Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that during 2001 all filing requirements applicable to the Company's executive officers, directors, and greater than 10% shareholders were complied with.

ANNUAL REPORT ON FORM 10-KSB

        The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 is included with this Proxy Statement and related materials.

PROPOSALS BY SHAREHOLDERS FOR 2003 ANNUAL MEETING

        The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2003, Annual Meeting of Shareholders, which is tentatively scheduled for June 12, 2003, is February 9, 2003.

OTHER MATTERS

        The SEC rules permit the Proxy to confer discretionary authority to vote on any matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its Proxy Materials for the prior year's Annual Meeting of Shareholders. The Company mailed its proxy materials for the 2001 Annual Meeting of shareholders on April 20, 2001 and, accordingly, discretionary authority is conferred to the persons named in the accompanying Proxy to vote on any matter notice of which is not received until after March 6, 2002.

        Management does not presently know of any matters to be presented at the Meeting other than those set forth above. If other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of the Board of Directors.

Northern California Bancorp, Inc.
/s/ DORINA A. CHAN Dorina A. Chan Corporate Secretary

Dated: May 20, 2002
Monterey, California

PROXY
NORTHERN CALIFORNIA BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
June 13, 2002

        The undersigned shareholder of Northern California Bancorp, Inc. (the "Company") hereby nominates, constitutes and appoints Charles T Chrietzberg, Jr. and Peter J. Coniglio, and each of them, the attorney, agent, and proxy of the undersigned with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the 2002 Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the Company's office located at 601 Munras Avenue, Monterey, California 93940, on Thursday, June 13, 2002 at 5:00 p.m., and at any and all adjournments thereof as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.
Election of Directors. To elect the following five persons to the Board of Directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are duly elected and have qualified:
Charles T. Chrietzberg, Jr.	Carla S. Hudson
Sandra G. Chrietzberg	John M. Lotz
Peter J. Coniglio

AUTHORITY GIVEN ☐	AUTHORITY WITHHELD ☐

  IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME, BUT NOT ALL, OF THE NOMINEES NAMED ABOVE YOU SHOULD CHECK THE BOX "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

2.
Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

PLEASE SIGN AND DATE BELOW

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER, IF ANY, PRESENTED AT THE MEETING, NOTICE OF WHICH IS RECEIVED AFTER MARCH 6, 2002. THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS WITH RESPECT TO SUCH OTHER MATTERS.

(Number of Shares)	Dated: , 2002
(Please Print Your Name)	(Signature of Shareholder)
(Please Print Your Name)	(Signature of Shareholder)

        (Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

        I DO ☐            DO NOT ☐    expect to attend the Meeting.

        THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE MEETING AND VOTING IN PERSON.

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NORTHERN CALIFORNIA BANCORP, INC. 601 MUNRAS AVE, MONTEREY, CALIFORNIA 93940 (831) 649-4600 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 13, 2002 5:00 P.M.
ANNUAL REPORT ON FORM 10-KSB
NORTHERN CALIFORNIA BANCORP, INC 601 Munras Avenue Monterey, California 93940 PROXY STATEMENT 2002 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 13, 2002 5:00 P.M. INTRODUCTION
VOTING SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
COMPENSATION AND OTHER TRANSACTIONS
ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT ON FORM 10-KSB
PROPOSALS BY SHAREHOLDERS FOR 2003 ANNUAL MEETING
OTHER MATTERS
PROXY NORTHERN CALIFORNIA BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS June 13, 2002
PLEASE SIGN AND DATE BELOW